UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2022

THERAPEUTICSMD, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (561) 961-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

vitaCare Stock Purchase Agreement

On March 6, 2022, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with GoodRx, Inc. (“GoodRx”), a Delaware corporation and wholly-owned subsidiary of GoodRx Holdings, Inc. (“GoodRx Holdings”), which provides for the sale of all of the issued and outstanding capital stock of vitaCare Prescription Services, Inc., a Florida corporation and wholly-owned subsidiary of the Company (“vitaCare”), to GoodRx. The transactions contemplated by the Purchase Agreement are referred to herein as the “Divestiture.”

Under the terms of the Purchase Agreement, upon the closing of the Divestiture (the “Closing”), the Company will receive a cash payment of $150.0 million, subject to adjustment as provided in the Purchase Agreement and customary holdbacks. In addition, the Company may receive up to an additional of $7.0 million in earn-out consideration, contingent upon vitaCare’s financial performance through 2023 as determined in accordance with the terms of the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties, covenants and indemnities of the parties thereto.  In addition, the Purchase Agreement provides that at the Closing: (i) the Company will enter into a long-term services agreement with vitaCare to continue utilization of the vitaCare platform with respect to the Company’s products; (ii) the Company and vitaCare will enter into a transition services agreement for the Company to provide certain transition services to vitaCare for up to 12 months following the Closing; and (iii) certain employees of the Company and/or vitaCare will enter into employment agreements with GoodRx,

The Divestiture is expected to close in the second quarter of 2022, subject to the satisfaction or waiver of certain customary conditions, including the receipt of certain regulatory approvals.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Financing Agreement Amendment

On March 9, 2022, the Company entered into Amendment No. 9 (the “Amendment”) to that certain Financing Agreement, dated as of April 24, 2019, as amended, with Sixth Street Specialty Lending, Inc., as administrative agent, the various lenders from time to time party thereto (the “Lenders”), and certain of the Company’s subsidiaries party thereto from time to time as guarantors (the “Financing Agreement”).  Pursuant to the Amendment, (i) the Lenders waived various Company breaches of the Financing Agreement, including breaches of the $60 million minimum cash covenant and the minimum net revenue covenants for the fourth quarter of 2021, and removed the minimum net revenue covenant for the first quarter of 2022, (ii) the Company and the Lenders agreed to reduced minimum cash covenants under the Financing Agreement, (iii) the Lenders waived the existing $60 million prepayment penalty under the Financing Agreement and the Company agreed to a paid in kind amendment fee of $30 million, which fee was added to the principal amount of the loans under the Financing Agreement, $16 million of which fee is waivable in certain conditions, (iv) the maturity date of the Financing Agreement was amended to June 1, 2022, and (v) the Company agreed to pay to the Lenders as a prepayment of the loans under the Financing Agreement the first $120 million of net proceeds from the Divestiture and all net proceeds of the Divestiture in excess of $135 million.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The information provided in Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure.

On March 10, 2022, the Company issued a press release announcing its financial results for the fourth quarter ended December 31, 2021.  In addition, the Company provided a slide presentation for use during its earnings conference call.  Copies of the press release and slide presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 and the information contained in Exhibits 99.1 and 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies, including Divestiture and the Closing, as well as statements, other than historical facts, that address activities, events or developments that the company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K, and include the following: the satisfaction of the closing conditions of the Divestiture and how the proceeds that may be generated by the Divestiture will be utilized.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Index
Exhibit No.	Description

2.1+†	Stock Purchase Agreement, dated as of March 6, 2022, by and between TherapeuticsMD, Inc. and GoodRx, Inc.
10.1+†

Amendment No. 9 to Financing Agreement, dated March 9, 2022, by and among TherapeuticsMD, Inc., VitaMedMD, LLC, BocagreenMD, Inc., VitaCare Prescription Services, Inc., Sixth Street Specialty Lending, Inc., Top IV Talents, LLC and Tao Talents, LLC

99.1	Press Release from TherapeuticsMD, Inc., dated March 10, 2022, entitled "TherapeuticsMD Announces Fourth Quarter 2021 Financial Results."

99.2	TherapeuticsMD, Inc. Presentation dated March 10, 2022.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

+	Certain portions of this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K.
†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2022	THERAPEUTICSMD, INC.

/s/ James C. D’Arecca
James C. D’Arecca
Chief Financial Officer